Exhibit 99.1

Cowen and Company Healthcare Conference March 17, 2009 ENDO PHARMACEUTICALS

© Copyright 2009 3
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of
1995 regarding, among other things, the acquisition of Indevus, the company’s financial position, results of operations, market position, product development and business strategy, as well as estimates of future net sales, future expenses, future net income and future earnings per share. Statements including words such as “believes,” “expects,” “anticipates,”
“intends,” “estimates,” “plan,” “will,” “may,” “intend,” “guidance” or similar expressions are forward-looking statements. Because these statements reflect our current views, expectations and beliefs concerning future events, these forward-looking statements involve risks and uncertainties. Investors should note that many factors could affect our future financial results and could cause our actual results to differ materially from those expressed in forward-looking statements contained in this presentation. These factors include, but are not limited to: the satisfaction of closing conditions for the acquisition, including clearance under the Hart-Scott-Rodino Antitrust Improvements Act; the possibility that the acquisition of Indevus is not complimentary to Endo; the inherent uncertainty of the timing and success of, and expense associated with, research, development, regulatory approval and commercialization of our products and pipeline products; competition in our industry, including for branded and generic products, and in connection with our acquisition of rights to assets, including intellectual property; government regulation of the pharmaceutical industry; our dependence on a small number of products and on outside manufacturers for the manufacture of our products; our dependence on third parties to supply raw materials and to provide services for certain core aspects of our business; new regulatory action or lawsuits relating to our use of controlled substances in many of our core products; our exposure to product liability claims and product recalls and the possibility that we may not be able to adequately insure ourselves; our ability to protect our proprietary technology; our ability to successfully implement our in-licensing and acquisition strategy; the availability of third-party reimbursement for our products; the outcome of any pending or future litigation or claims by the government; our dependence on sales to a limited number of large pharmacy chains and wholesale drug distributors for a large portion of our total net sales; a determination by a regulatory agency that we are engaging in inappropriate sales or marketing activities, including promoting the “off-label”
use of our products; the loss of branded product exclusivity periods and related intellectual property; and exposure to securities that are subject to market risk including auction-rate securities the market for which is currently illiquid; and other risks and uncertainties, including those detailed from time to time in our periodic reports filed with the Securities and
Exchange Commission, including our current reports on Form 8-K, quarterly reports on Form 10-Q and annual reports on
Form 10-K, particularly the discussion under the caption "Item 1A, RISK FACTORS" in our annual report on Form 10-K for the year ended December 31, 2008, which was filed with the Securities and Exchange Commission on March 2, 2009. The
forward-looking statements in this presentation are qualified by these risk factors. These are factors that, individually or in the aggregate, we think could cause our actual results to differ materially from expected and historical results. We assume no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.
Forward-Looking Statement

© Copyright 2009 4
•
Net sales grew 16% over 2007
•
New leadership – CEO, R&D, Board
•
Strategic review of projects and programs
- Expense reductions
- Sales reorganization
- Portfolio enhancements
- Capital Structure
•
Established new strategic direction
2008  Achievements

$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$252.0
$399.0
$595.6
$615.1
$820.2
$909.7
$1,085.6
2001
2002
2003
2004
2005
2006
2007
2008

ENDO PHARMACEUTICALS

© Copyright 2009 5 Net Sales ($ In thousands) Solid Net Sales Performance Percocet and Generics $1,260.5

$1,050,000
$1,000,000
$950,000
$900,000
$850,000
$800,000
$750,000
12.31.2007
3.31.2008
6.30.2008
9.30.2008
12.31.2008

ENDO PHARMACEUTICALS

© Copyright 2009 6 $ IN THOUSANDS Cash, Cash Equivalents & Marketable Securities Strong Capital Position Enables Growth

Lidoderm®
LIDOCAINE PATCH 5%
A Custom Fit for PHN Pain

think™
OPANA® ER
(oxymorphone HCl) CII
Extended-release tablets
5 mg, 7.5 mg, 10 mg, 15 mg, 20 mg, 30 mg, 40 mg

think™
OPANA®
(oxymorphone HCl) CII
Tablets 5 mg, 10 mg

Voltaren® Gel
(diclofenac sodium topical gel) 1%

Frova®
frovatriptan succinate
2.5mg Tablets

ENDO
PHARMACEUTICALS

© Copyright 2009 7 Pain Products Driving Performance

DIRECTIONS FOR USE
Cut along dotted line
Lidoderm
Each adhesive patch contains:
DOSAGE: For dosage and full prescribing information, read accompanying product information.
WARNING: Keep used and unused patches out of the reach of children and pets.

ENDO PHARMACEUTICALS

© Copyright 2009 8
•
2008 sales of $765 million up 8% over 2007
•
Strong patent protection
- 2012 method of use
- 2015 composition of matter
•
Profitable product
Lidoderm
®
for Treatment of Post-Herpetic Neuralgia Pain

think™

OPANA® ER

(oxymorphone HCl) CII

Extended-release tablets

5 mg, 7.5 mg, 10 mg, 15 mg, 20 mg, 30 mg, 40 mg

think™

OPANA®

(oxymorphone HCl) CII

Tablets 5 mg, 10 mg

ENDO PHARMACEUTICALS

© Copyright 2009 9 • Combined 2008 sales of $180 million up 68% over 2007 • Specialty sales force • First oral BID extended-release oxymorphone Opana ® for Moderate to Severe Pain

Voltaren® Gel

(diclofenac sodium topical gel) 1%

Frova.

frovatriptan succinate

2.5mg Tablets

ENDO PHARMACEUTICALS

© Copyright 2009 10
•
First approved topical NSAID gel for the treatment of OA pain
•
Strong TRx growth since phased launch in 1   half 2008; $24 million in 2008
sales
•
Acute treatment of migraine headaches in adults; $58 million in 2008 sales
•
Market differentiation based on low recurrence rate, long half-life
Voltaren ® Gel for OA Pain
Frova ® for Migraine
st

© Copyright 2009 11
•
Build on core competencies in pain
•
Utilize virtual networks to improve efficiency
- Manufacturing
- Sales
- Early-stage research
•
Leverage current assets and develop specialized
infrastructure
•
Expand therapeutic focus through acquisitions and
strategic partnerships
Develop Comprehensive Healthcare Solutions
Guiding Principles for Future Growth

© Copyright 2009 12
•
Harvard University
- Novel pain treatment that targets pain-sensing neurons without affecting motor neurons
•
Aurigene
- 3-year collaboration to develop new cancer drugs
•
Grünenthal
- License to develop and market axomadol in U.S. and Canada
- Currently in Phase 2 for treatment of chronic pain and diabetic peripheral neuropathic pain
- Potential safety, efficacy and scheduling advantages
New R&D Collaborations Support Strategic Focus

© Copyright 2009 13
•
Significant unmet medical need
•
Favorable demographics
•
Objective clinical trial
endpoints
•
Specialty sales force
infrastructure
•
Favorable reimbursement
•
Opportunity for convergence
PELVIC
HEALTH
Gyne-
cology
Uro-
logy
Neph-
rology
Other
Oncology
Oncology
Lung?
Brain?
Breast?
BPH
OAB
IC
Fibroids
Endo-
metriosis
Transplant
ESRD
Lupus Neph.
Ovarian
Kidney
Bladder
Uterine Prostate
Dysmen-
orrhea
Pelvic Health – The Next Step Beyond Pain

ONCE-YEARLY
SUPPRELIN® LA
(histrelin acetate) subcutaneous implant

SANCTURA XR™
(trospium chloride extended release capsules)

ONCE-YEARLY
VANTAS®
(histrelin implant)

ENDO
PHARMACEUTICALS

© Copyright 2009 14
•
Marketed products in urology and endocrinology
•
Specialty sales force
•
Manufacturing expertise
•
Late-stage pipeline
•
Unique proprietary drug delivery technology
Indevus Supports Growth Strategy

© Copyright 2009 15
•
Small, Soft,  Hydrogel Subcutaneous Implant
•
Platform-based Technology
-
Continuous, steady-state drug delivery
-
Highly biocompatible
-
Proprietary manufacturing process
•
Market Validated
-
VANTAS
®
, SUPPRELIN
®
LA
-
Extensive market experience (>50,000 implants to date)
D
R
U
G
HYDRON
®
Drug Delivery Technology

TM

SANCTURA XR™

(trospium chloride extended release capsules)

ENDO

PHARMACEUTICALS

© Copyright 2009 16
•
Large and growing market
•
Product attributes
- 10.7% dry mouth rate
- Low CNS side-effects
- No clinically relevant PK drug-drug interactions
•
Once-daily formulation
•
Partnered with Allergan
SANCTURA XR for Overactive Bladder

© Copyright 2009 17
•
12-month implant to deliver histrelin
for the treatment of advanced
prostate cancer
•
Potential for growth in U.S.
- Only once-yearly implant
- Increased marketing support
VANTAS ® for Advanced Prostate Cancer

© Copyright 2009 18
•
Only once-yearly implant formulated to
deliver histrelin for the treatment of
early onset puberty
•
Provides consistent, reliable
suppression for 12 months
•
Average length of therapy ~3 years
•
Incidence: 1 in every 5,000 –10,000
children
Revolutionary
Treatment Option
SUPPRELIN
®
LA
or
SUPPRELIN ® LA for Central Precocious Puberty

© Copyright 2009 19
VALSTAR
®
•
Approved for BCG-refractory bladder cancer
•
30,000 patients annually
•
Amended sNDA approved in February
•
Relaunch scheduled for second half of 2009
NEBIDO
®
•
10-week injectable therapy vs. topical and 2-week injectables
•
Attractive market growing >21% annually
•
NDA complete response accepted by FDA with action date of
September 2, 2009
•
Potential launch in late 2009 or early 2010
Upcoming Product Launches:
VALSTAR
®
for bladder cancer and NEBIDO
®
for hypogonadism

© Copyright 2009 20
Phase I Phase II Phase III NDA
VALSTAR
™
Bladder Cancer
NEBIDO
®
Hypogonadism
PRO 2000
Prevention of HIV & other STDS
Octreotide Implant
Acromegaly
Axomadol
Moderate to moderately severe
chronic pain
Pagoclone
Stuttering
Octreotide Implant
Carcinoid Syndrome
Approved
Filed
Development Pipeline Summary

© Copyright 2009
•
Pain
•
Marketed Products – Lidoderm
®
, Opana
®
, Frova
®
, Voltaren
®
Gel
•
Development Pipeline – Axomadol, Harvard University
•
Urology/Endocrinology
•
Marketed Products – SANCTURA XR™, SUPPRELIN
®
LA , VANTAS
®
•
Development Pipeline - NEBIDO
®
, Octreotide
•
Oncology
•
Development Pipeline - VALSTAR
®
, Aurigene
•
Specialty Generics/Other
•
Marketed Products – Percocet
®
, Endocet
®
, Endodan
®
, MSER
•
Development Pipeline – Pro 2000, Pagaclone, 6 ANDA’s under review
21
Endo Current Business

© Copyright 2009 22
•
Enhance product portfolio with a focus on pain,
urology, endocrinology, oncology and specialty
generics
•
Acquire additional commercial products and late stage
development assets
•
Enhance marketing initiatives for newly acquired
commercial products
•
Advance development-stage programs
•
Prepare for 2009/2010 product launches (VALSTAR
™
and NEBIDO
®
)
2009 Objectives

© Copyright 2009 23 • Net sales: $1.39 to $1.44 billion • Adjusted diluted EPS: $2.59 to $2.67 2009 Financial Guidance* *There can be no assurance of Endo achieving these results